Commitments and Contingencies - Changes in the Carrying Amount of Warranty Obligations (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
Changes in the Carrying Amount of Warranty Obligations
Balance at beginning of year	$ 2,848	$ 3,051
Provision charged to cost of sales	3,229	2,892
Usage	(2,921)	(2,760)
Adjustments to previously provided warranties, net	(1)	(243)
Currency translation	(14)	(92)
Balance at end of year	$ 3,141	$ 2,848